SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
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Homestead Funds, Inc.

(Name of Registrant as Specified in Its Charter)

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HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203
Notice of Special Meeting of Shareholders
to be Held on August 22, 2005
      Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking StockSM Fund (each a “Fund,” and collectively, the “Funds”) of Homestead Funds, Inc. (the “Corporation”), will be held on Wednesday, August 22, 2005 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203.
      At the Meeting, shareholders will be asked to vote on the following proposals:

Description of Proposals:	Funds Solicited:

1. To elect members to the Board of the Corporation.	All Funds
2. To amend one of the Short-Term Bond Fund’s fundamental investment restrictions.	Short-Term Bond Fund only
3. To transact such other business as may properly come before the Meeting.	All Funds
      The first proposal applies to all of the Funds and their shareholders, while the second proposal applies only to the Short-Term Bond Fund and its shareholders. The Board of Directors has fixed June 1, 2005, as the record date for the Meeting. Only shareholders of record at the close of business on June 1, 2005, are entitled to notice of and to vote at the Meeting or any adjournments thereof. To assist you in voting, we have attached a proxy statement to this notice that describes the proposals to be voted upon at the Meeting or any adjournments thereof. We have also enclosed a proxy card that contains voting instructions to help you cast your vote.
      Your vote is important. Whether or not you expect to attend the Meeting, please complete, date, and sign the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope. You may also vote easily and quickly by telephone or through the internet as described on the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. It is very important and in your interest for you to vote so that a quorum will be present at the Meeting and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
July 7, 2005

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203
Special Meeting of Shareholders
August 22, 2005

PROXY STATEMENT

      This Proxy Statement is being furnished by the Board of Directors of Homestead Funds, Inc. (the “Corporation”) to shareholders of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking StockSM Fund (each a “Fund,” and collectively, the “Funds”) of the Corporation in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting will be held on Wednesday, August 22, 2005 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card on or about July 7, 2005.
      At the Meeting, shareholders will be asked to vote on the following proposals:

Description of Proposals:	Funds Solicited:

1. To elect members to the Board of the Corporation.	All Funds
2. To amend one of the Short-Term Bond Fund’s fundamental investment restrictions.	Short-Term Bond Fund only
3. To transact such other business as may properly come before the Meeting.	All Funds
      The first proposal applies to all of the Funds and their shareholders, while the second proposal applies only to the Short-Term Bond Fund and its shareholders. The costs of the Meeting, including the solicitation of voting instructions from each Fund’s shareholders, will be paid by RE Advisers Corporation (“RE Advisers”), the investment adviser to all of the Funds except the Stock Index Fund and the International Stock Index Fund. The solicitation of instructions will be made primarily by mailing this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Corporation. All voting instructions, whether given by mail, telephone, or internet, must be received by EquiServe no later than 5:00 p.m., Eastern Time, on Tuesday, August 21, 2005. Equiserve serves as the proxy solicitor for this proxy statement. The estimated cost of Equiserve’s service is $17,000. If no instructions are specified on the proxy, the proxy will be voted for the proposals. Voting instructions may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Corporation, by properly giving subsequent voting instructions that are received by EquiServe in time to be voted at the Meeting, or by attending the Meeting and voting in person.
      The Corporation has previously sent to shareholders its annual report for the year ended December 31, 2004 and its semi-annual report for the period ended June 30, 2004. Copies of the Corporation’s annual and semi-annual reports are available without charge upon request by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203 or by calling (800) 258-3030. The annual and semi-annual reports are also available on the internet at www.homesteadfunds.com.
      Each share of a Fund outstanding on the record date is entitled to cast one vote and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum for the transaction of business. All returned proxies will count toward a quorum, regardless of how they are voted (“For,” “Against,” “Abstain”). The Funds will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of a proposal. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.
      The Board of Directors of the Corporation (the “Board”) has fixed the close of business on June 1, 2005, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. All shares for which EquiServe timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions. The number of shares of each Fund outstanding as of the Record Date was:

Daily Income Fund	97,427,448.912
Short-Term Government Securities Fund	8,501,631.586
Short-Term Bond Fund	38,410,362.806
Stock Index Fund	4,961,098.88
Value Fund	13,432,581.802
Small-Company Stock Fund	2,639,681.784
International Stock Index Fund	982,231.988
Nasdaq-100 Index Tracking StockSM Fund	1,368,408.466
      Set forth below is certain information with respect to those shareholders of the Corporation who owned of record 5% or more of the outstanding shares of a Fund on June 1, 2005.

			Percent
	Name and Address	Shares	of Fund

Short-Term Government Securities Fund	OEC FAS106 Irrevocable Trust Dtd 01/01/95 Norman, OK 73070-1208	804,203.248	9.46%
Nasdaq-100 Index Tracking Stock Fund	Frederick R. Smith IRA R/0 Lake City, FL 32055-5022	88,236.931	6.45%
Nasdaq-100 Index Tracking Stock Fund	Chippewa Valley Satellite Corporation Cornell, WI	71,660.802	5.24%
      Set forth below is certain information with respect to the Corporation’s directors and officers who beneficially owned outstanding shares of a Fund on June 1, 2005.

			Percent
	Name of Director/Officer	Shares	of Fund

Small-Company Stock Fund	Peter R. Morris	114,443.758	4.335%
	Kenneth R. Meyer	49,642.243	1.880%
	Anthony Marinello	3,833.855	.145%
International Stock Index Fund	Peter R. Morris	20,531.029	2.091%
	Sheri M. Cooper	3,279.724	.334%
	Anthony Marinello	1,104.646	.112%
      As of June 1, 2005, directors and officers of the Corporation as a group beneficially owned 6.360% of the outstanding shares of the Small-Company Stock Fund, 2.537% of the outstanding shares of the International Stock Index Fund, and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Nasdaq-100 Index Tracking StockSM Fund.

PROPOSAL 1
ELECTION OF DIRECTORS
      At a meeting held on June 14, the Board recommended the nomination of Kenneth Meyer, Sheldon Petersen, Mark Rose, Douglas W. Johnson, Francis P. Lucier, Anthony M. Marinello, Peter R. Morris, James F. Perna, and Anthony C. Williams as directors of the Corporation (each, a “Nominee“and collectively, the “Nominees”). It is proposed that these nine Nominees be elected to hold office until their successors are duly elected or appointed and qualified. Each Nominee has consented to be named in this proxy statement and to serve or continue to serve, as the case may be, as a director of the Corporation if elected. The proxies named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies on behalf of shareholders for the election of each Nominee. All of the Nominees, except Messrs Meyer, Petersen, and Rose, are current members of the Board. Messrs. Johnson, Lucier, Perna, Meyer, Petersen, Rose and Williams are not “interested persons” of the Corporation as that term is defined in Section 2(a)(19) of the 1940 Act and would serve or continue to serve as independent directors. Messrs. Morris and Marinello are interested persons of the Corporation (the “Interested Directors”). Mr. Morris is also an officer of the Corporation and of its affiliated entities. Mr. Marinello is also an officer of the Corporation and recently retired from serving as an officer of Cooperative Network of NRECA. The election of each director requires the affirmative vote of a plurality of votes cast, voted in person or by proxy as long as a quorum is present.
      The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of the Corporation. The Board also elects the officers of the Corporation, who are responsible for supervising and administering the Corporation’s day-to-day operations. The Board held five meetings during the fiscal year ended December 31, 2004. All of the current directors attended all five meetings of the Board in 2004.
      The Board has an Audit Committee, whose members consist of Messrs. Johnson, Lucier, Perna, and Williams, the current independent directors of the Board, and an Executive Committee, whose members consist of the Interested Directors. The Audit Committee meets with the Corporation’s independent auditors to discuss the scope and results of the annual audit of the Corporation’s financial statements and such other matters as the members of the Audit Committee deem necessary. The Audit Committee met twice during 2004 and all of its members attended both meetings. The Executive Committee possesses and may exercise all of the powers of the Board with respect to management of the Corporation except as to matters that require action of the full Board. Included within the scope of such powers are matters relating to valuation of securities held by each Fund and the pricing of each Fund’s shares for purchase and redemption. The Executive Committee did not meet in 2004.
      The Board does not currently have a Nominating Committee. Due to the relatively small size of the current Board, the Board has not determined that there is a need for a formal Nominating Committee. While the Board does not have a formal Nominating Committee, the directors who are not “interested persons” met separately and considered the qualifications of each Nominee prior to the consideration of the Nominees by the full Board.
      The following tables provides additional information regarding the Nominees (including the six current members of the Board) and the officers of the Corporation, any other position each may hold with the Corporation, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation, removal by the Board, or until a successor is duly elected or appointed and qualified. The address for each person is 4301 Wilson Boulevard, Arlington, Virginia 22203.
Independent Directors/ Nominees

		Term of		Number of
		Office and		Portfolios	Other
	Position(s) Held with the	Length of	Principal Occupation(s)	Overseen	Directorships
Name and Date of Birth	Corporation	Time Served	During Past Five Years	By Director	Held by Director

Douglas W. Johnson 6/22/55	Director, Member of Audit Committee	2003-present	CEO, Blue Ridge EMC (electric cooperative) (1979-present)	8	None
Francis P. Lucier 10/1/27	Director, Member of Audit Committee	1997-present	Chairman, GlaxoSmithKline Trust Investment Committee (1995-present); Chairman and Director, Hartland & Company (investment services) (1989- 2002)	8	None
Kenneth R. Meyer 8/11/44	Nominee for Director	N/ A	Chairman and CEO, Lincoln Capital Management (investment services) (2001-present); President, Lincoln Capital Management (1981-2004)	8	Fidelity Life Association, Link Unlimited
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee	1990-present	Partner, Krooth & Altman LLP (law firm) (1981-present)	8	None
Sheldon Petersen 2/21/53	Nominee for Director	N/ A	Governor and CEO, National Rural Utilities Finance Corporation (1995-present)	8	None
Mark Rose 4/19/53	Nominee for Director	N/ A	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present); President and CEO, Public Strategies, Inc. (international public affairs consulting) (2000-2004); General Manager and CEO, Lower Colorado River Authority (electric services) (1990-2000)	8	None
Anthony C. Williams 1/2/42	Director, Member of Audit Committee	1990-present	President, Homestead Funds, Inc. (1990-2000); Director and President, RE Advisers Corporation and RE Investment Corporation (1990-2000); Senior Vice President of the Retirement, Safety and Insurance Department of NRECA (1985-2000); Director, Cooperative Benefit Administrators, Inc., Electric Life Cooperative Insurance Company and Cooperative Insurance Services, Inc. (1985-2000)	8	None

Interested Directors/ Nominees and Officers

		Term of		Number of
		Office and		Portfolios	Other
	Position(s) Held with the	Length of	Principal Occupation (s) During	Overseen	Directorships
Name and Date of Birth	Corporation	Time Served	Past Five Years	By Director	Held by Director

Anthony M. Marinello[1] 4/13/46	Director, Vice President	1990-present	Vice President, Cooperative Network (2000-2004); Executive Director of Marketing and Service Operations of NRECA (1988-2000)	8	None
Peter R. Morris[2] 9/28/48	Director, President	1990-present	President and Director of RE Advisers (2002-present); Vice President, Secretary, Chief Compliance Officer and Director of RE Investment (1990-present); Vice President and Chief Investment Officer of NRECA (1988-present); Vice President and Director of RE Advisers (1990-2002)	8	RE Advisers Corporation, RE Investment Corporation
Denise Trujillo 1/9/58	Vice President, Counsel	2001-present	Executive Director and Chief Employee Benefits Counsel of NRECA (2001-present); Employee Benefits Counsel of NRECA (1993-2001)	N/ A	N/ A
Sheri M. Cooper 3/10/64	Treasurer	2002-present	Vice President of the Finance Department of NRECA (2002-present); Executive Director of the Finance Department, NRECA (2000-2001); Manager of the Insurance and Financial Services Department, NRECA (1999-2000)	N/ A	N/ A
Danielle Sieverling 2/25/71	Chief Compliance Officer, Secretary	2005-present	Chief Compliance Officer and Secretary of RE Advisers Corporation (2005-present); Senior Director of Management Advisory Services of NRECA (2004-present); Manager of Management Advisory Services of NRECA (2002-2004); Senior Internal Auditor of NRECA (2000-2002)	N/ A	N/ A

[1]	Mr. Marinello is a director who is being deemed to be an “interested person” of the Corporation within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Corporation’s distributor, RE Investment Corporation, and the Corporation’s investment adviser, RE Advisers Corporation.

[2]	Mr. Morris is a director who is an “interested person” of the Corporation within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris is the Vice President, Secretary, Chief Compliance Officer, and a director of RE Investment Corporation, the Corporation’s distributor, and he is the President and a director of RE Advisers Corporation, the Corporation’s investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers Corporation.

      The table below shows the dollar range of Fund shares owned by each director of the Corporation as of June 1, 2005. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Aggregate Dollar Range of Equity
Securities in All Funds Overseen or to
be Overseen by Director or Nominee
Name of Director or Nominee	Dollar Range of Equity Securities in the Corporation	in Family of Investment Companies

Douglas W. Johnson	None	None

Francis P. Lucier	None	None

Anthony M. Marinello	Daily Income Fund $50,001-$100,000	Over $100,000
Stock Index Fund $1-$10,000
Value Fund $50,001-$100,000
Small-Company Stock Fund $50,001-$100,000
International Stock Index Fund $10,001-$50,000
Nasdaq-100 Index Tracking Stock Fund $1-$10,000

Kenneth R. Meyer	Value Fund Over $100,000	Over $100,000
Small-Company Stock Fund Over $100,000

Peter R. Morris	Daily Income Fund Over $100,000	Over $100,000
Short-Term Bond Fund $50,001-$100,000
Stock Index Fund $50,001-$100,000
Value Fund Over $100,000
Small-Company Stock Fund Over $100,000
International Stock Index Fund Over $100,000

James F. Perna	None	None

Sheldon Petersen	Value Fund Over $100,000	Over $100,000
International Stock Index Fund $1-$10,000

Anthony C. Williams	Daily Income Fund $1-$10,000	Over $10,000
Value Fund $1-$10,000

Mark Rose	None	None

      As of June 1, 2005 none of the Nominees who are not deemed to be an interested person as defined in section 2(a)(19) of the 1940 Act of the Trust and the Company, or their immediate family members, owned beneficially or of record any securities of RE Advisers, RE Investment, the Funds’ distributor, or any person controlling, controlled by or under common control with RE Advisers or RE Investment. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
      The Corporation does not pay any salary or other compensation to the interested directors or to any of its officers. During 2004, the Corporation paid $3,500 per meeting to each of the independent directors for attendance at meetings of the Board of Directors. The Corporation also paid $3,000 to each member of the Audit Committee for attendance at the meetings of the Audit Committee. As set forth in the table below, the Corporation paid an aggregate remuneration of $94,000 to its independent directors during the year ended December 31, 2004.

		Pension or
		Retirement
		Benefits
	Aggregate	Accrued as		Total Compensation
	Compensation	Part of	Estimated Annual	From Corporation
	From	Corporation	Benefits Upon	and Fund Complex
Name of Person, Position	Corporation	Expenses	Retirement	Paid to Directors*

Douglas W. Johnson, Director	$23,500	N/ A	N/ A	$23,500
Francis P. Lucier, Director	$23,500	N/ A	N/ A	$23,500
James F. Perna, Director	$23,500	N/ A	N/ A	$23,500
Anthony C. Williams, Director	$23,500	N/ A	N/ A	$23,500

*	The “Fund Complex” consists of the eight Funds of the Corporation.
BOARD’S RECOMMENDATION
      The Board of Directors unanimously recommends that you give voting instructions to vote FOR the election of all Nominees as directors of the Corporation.

PROPOSAL 2
AMEND ONE OF THE SHORT-TERM BOND FUND’S
FUNDAMENTAL INVESTMENT RESTRICTIONS
Only shareholders of the Short-Term Bond Fund are entitled to vote on this proposal.
      At a meeting held on June 14, 2005, the Board approved changes to one of the Short-Term Bond Fund’s fundamental investment restrictions. The Board determined that these changes are necessary to effectively pursue the investment objective of the Short-Term Bond Fund. The Board made this decision based on the recommendation of the investment adviser for this Fund, RE Advisers.
      The Board proposes to change the investment restriction which prohibits the Short-Term Bond Fund from purchasing the securities of an issuer if at the time of purchase more than 5% of the Short-Term Bond Fund’s total assets will be invested in the securities of that issuer to provide an exception for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The existing investment restriction states that the Short-Term Bond Fund may not:

Invest more than 5% of its total assets in the securities of any issuer at the time of purchase.
      The proposed investment restriction state that the Short-Term Bond Fund may not:

Invest more than 5% of its total assets in the securities of any issuer at the time of purchase, except that this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
      The proposed change carves out from the 5% test, securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. This change will provide the Fund with the flexibility to invest in securities that are guaranteed by the government in excess of the 5% limitation.
      Under the 1940 Act, fundamental investment restrictions can be changed only by a shareholder vote. Approval of this Proposal requires the affirmative vote of the lesser of (1) 67% or more of the Short-Term Bond Fund’s outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Short-Term Bond Fund are present in person or by proxy, or (2) more than 50% of the Short-Term Bond Fund’s outstanding shares.
      In the event the Proposal is not approved by shareholders, the current fundamental investment restriction will continue in effect and the Board and RE Advisers will consider other actions that may be taken, including such alternative proposals as may be recommended by RE Advisers.
BOARD’S RECOMMENDATION
      The Board unanimously recommends that you give voting instructions to vote FOR the change to the Short-Term Bond Fund’s fundamental investment restriction.

OTHER INFORMATION
      Investment Advisers, Administrator, and Transfer Agent. RE Advisers serves as the investment adviser to all the Funds, except the Stock Index Fund and the International Stock Index Fund, for which it serves as the administrator. RE Advisers, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of RE Investment Corporation. Both the Stock Index Fund and International Stock Index Fund are feeder index funds that invest all of their respective assets in a master index fund with the same investment objective. Neither Fund has an investment manager. SSgA Funds Management, Inc., a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company, located at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser to the master portfolios of Stock Index Fund and International Stock Index Fund. BFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the transfer agent for the Funds.
      Independent Registered Public Accounting Firm. The Audit Committee recommended, and the Board approved, PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Corporation. Representatives of PwC will not be present at the Meeting and will not have an opportunity to make a statement.
      Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of the Corporation’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and 2004 were $98,700 and $110,000, respectively.
      Audit Related Fees. There were no fees billed by PwC for assurance and related services that are reasonably related to the performance of the audit of the Corporation’s financial statements and not reported under the Audit Fees caption for the fiscal years ended December 31, 2003 and 2004.
      Tax Fees. The aggregate fees billed for professional services rendered by PwC for the review of the Corporation’s tax returns and excise tax calculation for the fiscal years ended December 31, 2003 and 2004 were $11,0001 and $12,000, respectively.
      All Other Fees. The aggregate other fees billed for services rendered by PwC to the Corporation for the fiscal years ended December 31, 2003 and 2004 were $8,0002 and $0, respectively.
      Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC to the Corporation for services rendered to the Corporation, and to RE Advisers, and any entity controlling, controlled by or under common control with RE Advisers adviser for the fiscal years ended December 31, 2003 and 2004 were $19,000 and $12,100, respectively.
      Audit Committee Pre-Approval Policy and Procedures.
      The Audit Committee must preapprove all audit and permitted non-audit services (including the fees and terms thereof) to be performed by the Funds’ independent accountants, except that certain de minimis non-audit services shall not require pre-approval. Specifically, non-audit services are de minimis if the total amount of non-audit services provided to a Fund constitute no more than 5% of the total amount the Fund paid to the accounting firm during the fiscal year in which the non-audit services are provided, subject to three conditions: (i) the Fund did not recognize these services as non-audit services at the time they were provided; (ii) the non-audit services are promptly brought to the Audit Committee’s attention; and (iii) the Audit Committee approves the non-audit services before the accounting firm completes the Fund’s audit.

1	These fees were for (i) the preparation and execution of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Short-Term Bond Fund, Short-Term Government Securities Fund, Stock Index Fund, and International Stock Index Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking StockSM Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

2	These fees were for assistance with the calculation of the tax basis of securities transferred from the Deutsche Asset Management, Inc.’s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio.

The Audit Committee approved 100% of the tax fees and all other fees billed by the independent accountants for the fiscal years ended December 31, 2003 and 2004.
      Shareholder Proposals. As a general matter, the Corporation does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Corporation should send such proposal to the Corporation at 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder’s proposal must, among other things, be received at the offices of the Corporation a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
      Communications With the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Corporation at 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.
      Inquiries. Shareholders may make inquiries concerning the proposal by contacting Peter R. Morris at (800) 258-3030, prompt 3.
      Principal Underwriter. RE Investment serves, without compensation from the Funds, as principal underwriter and distributor to the Corporation pursuant to an agreement between RE Investment and the Corporation. RE Investment, located at 4301 Wilson Boulevard,, IFS8-305, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.
      Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Corporation.

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
June 30, 2005

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

HOMESTEAD FUNDS, INC.

CONTROL NUMBER:
RECORD DATE SHARES:

[Name(s) and Address(es) of Shareholder(s)]

Please be sure to sign and date this Proxy.	Date

Shareholder sign here	Co-owner sign here

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1. To elect the following as Directors:	For All		For All
	Nominees	Withhold	Except
	☐	☐	☐
(1) Douglas W. Johnson
(2) Francis P. Lucier
(3) Anthony M. Marinello
(4) Kenneth Meyer
(5) Peter R. Morris
(6) James F. Perna
(7) Sheldon Petersen
(8) Mark Rose
(9) Anthony C. Williams

NOTE:  If you do not wish your shares voted “For” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. To consider and act upon any other business properly brought before the meeting or any adjournment thereof in the discretion of the persons named as proxies.

Mark box at right if an address change or comment has been noted on the reverse side of this card.	☐

DETACH CARD

Vote By Internet

It’s fast, convenient, and your vote is immediately confirmed and posted.
Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Go to the Website
     http://www.eproxyvote.com/hdixx
3.  Enter your Control Number located on your Proxy Card.
4.  Follow the instructions provided.

Your vote is important!
 Go to http://www.eproxyvote.com/hdixx anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard, Arlington, Virginia 22203

Proxy for Annual Meeting of Shareholders to be held on August 22, 2005
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Homestead Funds, Inc., a Maryland corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Annual Meeting of Shareholders of the Corporation to be held on August 22, 2005 (the “Meeting”) at 10:00 a.m., Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The Board of Directors (the “Board”) recommends that you vote “FOR” the proposal. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposal and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board’s recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

HOMESTEAD FUNDS, INC.
SHORT-TERM BOND FUND

CONTROL NUMBER:
RECORD DATE SHARES:

[Name(s) and Address(es) of Shareholder(s)]

Please be sure to sign and date this Proxy.	Date

Shareholder sign here	Co-owner sign here

DETACH CARD

Vote By Telephone

It’s fast, convenient, and immediate!
Call toll-free on a touch-tone phone.
Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy
     Card.
2.  Call the toll-free number 1-877-PRX-VOTE
     (1-877-779-8683). There is NO CHARGE for this call.
3.  Enter your Control Number located on your Proxy Card. 4.  Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

1. To elect the following as Directors:	For All		For All
	Nominees	Withhold	Except
	☐	☐	☐
(1) Douglas W. Johnson
(2) Francis P. Lucier
(3) Anthony M. Marinello
(4) Kenneth Meyer
(5) Peter R. Morris
(6) James F. Perna
(7) Sheldon Petersen
(8) Mark Rose
(9) Anthony C. Williams

NOTE:  If you do not wish your shares voted “For” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. Amend one of the Short-Term Bond	For	Withhold	Against
Fund’s fundamental investment	☐	☐	☐
restrictions

3. To consider and act upon any other business properly brought before the meeting or any adjournment thereof in the discretion of the persons named as proxies.

Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

DETACH CARD

Vote By Internet

It’s fast, convenient, and your vote is immediately confirmed and posted.
Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Go to the Website
     http://www.eproxyvote.com/hosbx
3.  Enter your Control Number located on your Proxy Card.
4.  Follow the instructions provided.

Your vote is important!
 Go to http://www.eproxyvote.com/hdixx anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard, Arlington, Virginia 22203

Proxy for Annual Meeting of Shareholders to be held on August 22, 2005
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Homestead Funds, Inc., a Maryland corporation (the “Corporation”), hereby constitutes and appoints Peter R. Morris and Danielle Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Annual Meeting of Shareholders of the Corporation to be held on August 22, 2005 (the “Meeting”) at 10:00 a.m., Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The Board of Directors (the “Board”) recommends that you vote “FOR” each proposal. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” each proposal and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board’s recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.